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                                                                  Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the 2002 Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") by each of the undersigned officers of Mac-Gray Corporation (the "Company"), the undersigned, as the Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         o the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: MARCH 27, 2003                  /s/ STEWART G. MACDONALD, JR.
       --------------                  ----------------------------------------
                                           Name: Stewart G. MacDonald, Jr.
                                           Title: Chief Executive Officer

Dated: MARCH 27, 2003                  /s/  MICHAEL J. SHEA
       --------------                  ----------------------------------------
                                            Name: Michael J. Shea
                                            Title: Chief Financial Officer